Exhibit 99.1

                            SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made the 4th day of March, 2005.

BETWEEN:

            BRADLEY JOHN POULOS; GLENN POULOS; SYLVAIN LAFRENIERE; BRAD POULOS HOLDINGS INC.; GLENN POULOS HOLDINGS INC.; and SYLVAIN LAFRENIERE HOLDINGS INC. (each a "Vendor" and collectively, the "Vendors")

AND:

            1588102 ONTARIO INC., a company incorporated pursuant to the laws of Ontario with its principal office at 13980 Jane St., King City, Ontario, L7B 1A3 ("Exchangeco")

AND:

            WIRELESS AGE COMMUNICATIONS, INC., a corporation incorporated under the laws of the State of Nevada, having its principal office at 13980 Jane St., King City, Ontario, L7B 1A3 ("WACI")

      WHEREAS the Vendors are the registered holders and beneficial owners of an aggregate 5,700 Class A Common shares in the capital of mmwave Technologies Inc. (the "Company") as set out in Schedule "B" hereto (the "Purchased Shares");

      AND WHEREAS Exchangeco is a wholly-owned subsidiary of WACI;

      AND WHEREAS the Vendors have agreed to sell and Exchangeco has agreed to purchase all of the Purchased Shares on the terms and conditions set out in this Agreement;

      NOW THEREFORE  THIS  AGREEMENT  WITNESSES  THAT, in  consideration  of the
premises,   covenants,   terms,   conditions   representations   and  warranties
hereinafter set forth, the Parties agree each with the other as follows:

                     ARTICLE 1 - PURCHASE AND SALE OF SHARES

1.1 Purchase and Sale. Subject to the conditions and upon the terms hereinafter set forth, Exchangeco agrees to purchase and the Vendors agree to sell to Exchangeco all of their right, title and interest in and to the Purchased Shares.

1.2 Purchase Price. The purchase price for the Purchased Shares shall consist of an aggregate of 4,500,000 Exchangeable Shares to be issued to the Vendors as set out in Schedule "B" hereto.

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

1.3 Support Agreement; Voting And Exchange Agency Agreement. On or before Closing, WACI and Exchangeco shall enter into the Support Agreement in the form attached hereto as Schedule "E". Such Support Agreement and Voting and Exchange Agency Agreement are incorporated herein by reference thereto and the Vendors, jointly and severally, shall each have all rights and remedies of enforcement of the Support Agreement and the Voting and Exchange Agency Agreement to the same full force and effect as each party thereto. On or before Closing, WACI, Exchangeco and SEGAL - TALARICO - HABIB - MOLOT LLP, as Agent, shall enter into the Voting And Exchange Agency Agreement, in the form attached hereto as Schedule "G".

1.4 Accounting Consequences. It is intended by the parties hereto that the purchase and sale of the Purchased Shares under this Agreement shall qualify for accounting treatment as a purchase under U.S. generally-accepted accounting principles.

1.5   Tax Treatment.

(a) It is intended that the transactions contemplated in this Agreement shall generally constitute (i) a taxable exchange for United States federal income tax purposes (not qualifying under Sections 368 or 351 of the United States Internal Revenue Code of 1986, as amended) to persons who are otherwise subject to taxation in the United States on the sale or exchange of Purchased Shares, and (ii) a tax deferred reorganization for Canadian federal income tax purposes for owners of Purchased Shares who are residents of Canada for Canadian federal income tax purposes who receive Exchangeable Shares as a consequence of the purchase and sale of the Purchased Shares. At the option of each Vendor who is resident in Canada, Exchangeco covenants and agrees to elect, jointly with each such Vendor if applicable (referred to in this section as an "Electing Vendor"), in accordance with the provisions of subsection 85(1) of the Tax Act (and the corresponding provisions of any applicable provincial tax legislation) in the prescribed form and within the prescribed time for the purposes of the Tax Act, and shall therein agree to elect in respect of the Purchased Shares of the Electing Vendor such amount as the Electing Vendor's proceeds of disposition thereof as the Electing Vendor may determine, subject to the provisions of subsection 85(1) of the Tax Act. Each of the Electing Vendors and Exchangeco agree to execute all such documents and forms to make the election contemplated in this section.

(b) The Vendors, with their professional advisors, have made a bona fide determination that the Purchased Shares are shares of a "qualified small business corporation" as defined in subsection 110.6(1) of the Tax Act as of the date hereof. Based on such determination, it is the desire and intention of the Vendors and Exchangeco that the "agreed amount" for the transfer of each Vendors' portion of the Purchased Shares (the "Vendor's Shares") be the lesser of the fair market value of the Vendor's Shares and the aggregate of the Vendor's adjusted cost base thereof plus an amount equal to the Vendor's unused capital gain deduction as provided in subsection 110.6(2.1) of the Tax Act. However, it is agreed between each of the Vendors and Exchangeco that should any competent taxing authority at any time issue or propose to issue any assessment or assessments that would impose any liability for tax (other than the alternative minimum tax provided for in

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

      section 127.5 of the Tax Act) on the basis that a Vendor's Shares are not "qualified small business shares", or that the capital gain of a Vendor resulting from the within transaction is not otherwise eligible for the exemption pursuant to subsection 110.6(2.1) of the Tax Act, and if all appeals requested by a Vendor have been exhausted, then the "agreed amount" shall be adjusted nunc pro tunc pursuant to the provisions of this paragraph to be such amount as will eliminate such liability for tax (except for the alternative minimum tax as provided for section 127.5 of the Tax Act), provided that such adjustment shall not result in any additional Exchangeable Shares being issued to the Vendors.

1.6 Securities Law Exemptions and Resale Restrictions. The sale of the Purchased Shares and the issuance of the Exchangeable Shares to the Vendors shall be made in reliance on the exemptions from registration and prospectus filing requirements contained in applicable provisions of Canadian Securities Law. The issuance of the WACI Shares to the Vendors on the exchange of their Exchangeable Shares shall be made in reliance on an exemption order from the relevant Canadian Securities Regulators (if necessary) and the exemption from the registration requirements of U.S. Securities Law contained in Regulation S promulgated under the U.S. Securities Act of 1933, as amended. The Vendors hereby acknowledge that as a result:

(a) any Exchangeable Shares or WACI Shares that they receive pursuant to this Agreement will be subject to resale restrictions in accordance with applicable Canadian Securities Law and U.S. Securities Law and that as a result:

      (i) the certificates representing such Exchangeable Shares or WACI Shares will be affixed with the following legend describing such restrictions:

            THE SECURITY OR SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD TO ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT: (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SHARES EVIDENCED HEREBY EXCEPT (A) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S OR (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR ANOTHER THEN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS OR, (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE
            EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO ANY SUCH TRANSFER, IT WILL FURNISH TO THE COMPANY OR ITS AGENTS SUCH CERTIFICATIONS, LEGAL OPINIONS, OR OTHER INFORMATION AS THE COMPANY OR

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

            SUCH AGENTS MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR STATE SECURITIES LAWS; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

      and

      (ii) the certificates representing the Exchangeable Shares will be affixed with legend describing such restrictions, including, without limitation, the following:

            THE CLASS B SHARES REPRESENTED HEREBY ARE SUBJECT TO THE RIGHTS, PRIVILEGES, TERMS, CONDITIONS AND RESTRICTIONS AS SET FORTH IN THE SHARE EXCHANGE AGREEMENT, THE SUPPORT AGREEMENT AND THE VOTING AND EXCHANGE AGENCY AGREEMENT, RESPECTIVELY, COPIES OF EACH OF WHICH ARE ON FILE AT THE REGISTERED OFFICE OF THE COMPANY. THE SHARES REPRESENTED HEREBY CANNOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DEALT WITH OTHER THAN PURSUANT TO A PROSPECTUS OR REGISTRATION STATEMENT FILED WITH THE RELEVANT CANADIAN SECURITIES REGULATORS OR PURSUANT TO AN EXEMPTION THEREFROM PROVIDED UNDER APPLICABLE CANADIAN SECURITIES LAW.

(b) in some provinces of Canada, the Exchangeable Shares cannot be exchanged for the WACI Shares unless an appropriate exemption from the prospectus requirements in Canadian Securities Law is available or the relevant Canadian Securities Regulators issue a discretionary relief order permitting the exchange;

(c) the resale exemptions provided under Canadian Securities Law and U.S. Securities Law may not be generally available because of the conditions and limitations of such exemptions, and that Exchangeco and WACI are under no obligation to take any action other than commercially reasonable actions to make any of said exemptions available to the Vendors; and

(d) only WACI can register the WACI Shares or file a prospectus or registration statement to qualify the WACI Shares for immediate resale and WACI has made representations to the Vendors that it will do so only in accordance with the registration rights provisions set forth below.

1.7 Securities Law Compliance. The Vendors hereby agree that they shall not sell, pledge, transfer or otherwise deal with the Exchangeable Shares or the WACI Shares without obtaining a favourable opinion of WACI counsel or such other evidence as may be required by Exchangeco or WACI, that the proposed dealing will not be in violation of U.S. Securities Law.

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

1.8 Registration Rights. WACI at its sole cost and expense shall file one registration statement with the U.S. Securities and Exchange Commission (the "Registration Statement") covering 900,000 WACI Shares underlying the Exchangeable Shares, in accordance with the allocations among the Vendors and their respective assignees set forth on Schedule "F" attached hereto, no later than ninety (90) days after the Closing. Each of the Vendors agrees to cooperate with WACI in the preparation and filing of the Registration Statement and in the furnishing of information concerning the Vendor for inclusion therein, including, without limitation, any efforts by WACI to establish the exemption under the Securities Act of the sale of the Securities to the Vendor and respective assignees. Each Vendor agrees and acknowledges that such Registration Statement shall be filed by WACI on the basis of commercially reasonable efforts and there can be no assurance that such Registration Statement will be declared effective by the Securities and Exchange Commission. Each Vendor furthermore acknowledges and agrees that the Registration Statement may not be exclusive to the Vendor (or assignee) and WACI, as well as other shareholders of WACI, may, at the sole discretion of WACI, include and register other shares of WACI's common stock and/or other securities thereon.

                           ARTICLE 2 - CLOSING MATTERS

2.1 Date, Time and Place of Closing. The Closing shall take place at the Closing Time on the Closing Date at the offices of WACI or such place as the Parties may agree on.

2.2 Mutual Conditions of Closing. The Parties shall be obliged to complete the purchase and sale of the Purchased Shares only if each of the conditions precedent set out in Part 1 of Schedule "C" hereto have been satisfied in full at or before the Closing Time. Each of such conditions precedent is for the benefit of each of the Parties, and the Parties may by mutual consent waive any of them in whole or in part in writing.

2.3 Conditions for WACI's and Exchangeco's Benefit. WACI and Exchangeco shall not be obliged to complete the purchase of the Purchased Shares or the issuance of the WACI Shares and Exchangeable Shares unless each of the conditions set out in Part 2 of Schedule "C" shall have been satisfied on or before the Closing Date. Each of such conditions precedent is for the exclusive benefit of WACI and Exchangeco and they may waive any of such conditions in whole or in part in writing.

2.4 Conditions for the Vendors' Benefit. The Vendors shall not be obliged to complete the sale of the Purchased Shares unless each of the conditions set out in Part 3 of Schedule "C" shall have been satisfied on or before the Closing Date. Each of such conditions precedent is for the exclusive benefit of the Vendors and the Vendors may waive any of them in whole or in part in writing.

2.5 Failure to Satisfy Condition. If any condition set forth in Schedule "C" is not satisfied at the Closing Time, or if it becomes apparent that any such condition cannot be satisfied at the Closing Time, any Party entitled to the benefit of such condition (the "First Party") may terminate this Agreement by notice in writing to the other Parties and in such event:

(a) unless the other Parties can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

      capable of being performed or caused to be performed by the First Party or have not been satisfied by reason of a default by the First Party hereunder, the First Party shall be released from all obligations hereunder; and

(b) unless the First Party can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the other Party or have not been satisfied by reason of a default by the other Party hereunder, then the other Party shall also be released from all obligations hereunder.

2.7   Deliveries on Closing. On the Closing Date:

(a) Exchangeco will deliver to or to the direction of the Vendors certificates representing the Exchangeable Shares in accordance with section 2.2. above;

(b) the Vendors will deliver to or to the direction of Exchangeco certificates representing their Purchased Shares duly signed off for transfer, together with all other documentation required to transfer title to their Purchased Shares to or to the direction of Exchangeco, provided that if there are no certificates representing the Purchased Shares, the Vendors shall each deliver to Exchangeco, or as directed by Exchangeco, an executed stock power of attorney or other document evidencing the transfer of the Purchased Shares from the Vendors to or to the direction of Exchangeco; and

(c) WACI and Exchangeco shall execute and deliver the Support Agreement and the Voting and Exchange Agency Agreement.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Vendors. The Vendors each hereby severally represent and warrant to Exchangeco and WACI as set out in Part 1 of Schedule "D" and acknowledge that Exchangeco and WACI are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.

3.2 Representations and Warranties of WACI. WACI represents and warrants to the Vendors as set out in Part 2 of Schedule "D" and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.

3.3 Representations and Warranties of Exchangeco. Exchangeco represents and warrants to the Vendors as set out in Part 3 of Schedule "D" and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.

3.4 Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive the Closing for a period of two (2) years from the
Closing Date, after which time, if no claim shall have been made against a Party with respect to

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

any incorrectness in or breach of any representation or warranty, that Party shall have no further liability under this Agreement with respect to that representation or warranty.

3.5 Certificates and Instruments Included. All statements contained in any certificate or any instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such Party under this Agreement.

                           ARTICLE 4 - INDEMNIFICATION

4.1 Mutual Indemnification for Breaches of Covenant or Warranty. Subject to the limitation period set out in section 3.4, above, each of WACI and Exchangeco hereby covenant and agree with the Vendors and each of the Vendors hereby severally covenant and agree with WACI and Exchangeco (the parties covenanting and agreeing to indemnify another party under this Article 4 are hereinafter individually referred to as "Indemnifying Party" and the parties that are being indemnified by another Party under this Article 4 are hereinafter individually referred to as the "Indemnified Party") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against any Claims which may be made or brought against the Indemnified Party and/or which it may suffer or incur as a result of, or arising out of any non-fulfillment of any covenant, obligation or agreement on the part of the Indemnifying Party under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained in this Agreement.

            (i) Without limiting the foregoing provisions of indemnification but for purposes of clarity, the Vendors shall indemnify and hold harmless WACI and Exchangeco in regard to any and all Claims affecting WACI and/or Exchangeco, pertaining to the litigation referred to as ANRITSU COMPANY, a California Corporation, Plaintiff, vs. SHIKATRONICS mmWAVE S.A. de .V., a Mexican company, mmWAVE TECHNOLOGIES, a Canadian company, BRADLEY JOHN POULOS, an individual, and DOES 1 through 25, inclusive, Defendants, referenced as Case No. 1 04 CV 014187 in the Superior Court Of California County Of Santa Clara.

            (ii) Without limiting the foregoing provisions of indemnification but for purposes of clarity, WACI and Exchangeco, jointly and severally, shall indemnify and hold harmless each of the Vendors in regard to any and all Claims arising in connection with any and all prior transactions of Exchangeco, and such indemnity granted by Exchangeco and WACI herewith shall cover, without limitation, any and all tax liability of the Vendors arising in connection with any sale or exchange of Exchangeable Shares arising or related to any and all such Claims, if at the time any such tax liability is due and payable any of the Vendors are unable to sell the exchanged WACI Shares to pay such liability, as a result of restrictions pursuant to U.S. Securities Law.

                     ARTICLE 5 - INTERPRETATION AND GENERAL

5.1 Definitions. Where used in this Agreement and the recitals and any schedules hereto, each of the following words will have the meanings ascribed to them in Schedule "A" hereto.

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

5.2 Interpretation. In this Agreement, except as otherwise expressly provided:

(a) all references in this Agreement to a designated "paragraph" or other subdivision or to a Schedule is to the designated paragraph or other subdivision of, or Schedule, to this Agreement;

(b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision or Schedule;

(c) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

(d) the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word "or" is not exclusive and the word "including" is not limited (whether or not non-limited language, such as "without limitation" or "but not limited" or words of similar import, are used with reference thereto);

(e) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable to the United States of America;

(f) any reference to a statute includes and is a reference to that statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or regulations; and

(g) any other term defined within the text of this Agreement has the meaning so ascribed.

5.3 Schedules. The following are the Schedules to this Agreement:

         Schedule                    Description
         --------                    -----------

         A                           Definitions
         B                           Shareholdings
         C                           Conditions of Closing
         D                           Representations and Warranties
         E                           Support Agreement
         F                           Registration Rights Allocations
         G                           Voting And Exchange Agency Agreement

5.4 Entire Agreement. This Agreement, together with the Schedules and other documents to be delivered pursuant to this Agreement, constitutes the entire agreement between the Parties pertaining to the matters contemplated herein and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, and there are no warranties, representations

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

and other agreements between the Parties in connection with the subject matter hereof except as specifically set forth in this Agreement or any other agreement or document to be delivered pursuant to this Agreement.

5.5 Notices. All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if delivered personally or by courier to the addressee at the address appearing on the first page hereof or to such other address as may be given in writing by the Party. Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by courier shall be deemed to be received on the next Business Day following the deposit of the communication with the courier service.

5.6 Time of Essence. Time shall be of the essence in all respects of this Agreement.

5.7 Further Assurances. The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to complete the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.

5.8 Transaction Expenses. Each Party to this Agreement will bear all costs and expenses incurred by it in negotiating this Agreement and in closing and carrying out the transactions contemplated by this Agreement. All costs and expenses related to satisfying any condition or fulfilling any covenant contained in this Agreement will be borne by the party whose responsibility it is to satisfy the condition or fulfil the covenant in question.

5.9 Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by both Parties.

5.10 Waiver. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

5.11 Assignment. This Agreement and the rights or obligations hereunder or thereunder may not be assigned by either Party without the prior written consent of the other Parties.

5.12 Enurement. This Agreement shall be binding on and enure to the benefit of both Parties and their respective successors and permitted assigns. In addition all obligations of the Parties under this Agreement shall also be binding upon any and all directors, officers, employees, consultants, advisors and agents of each Party as well as all parent corporations, subsidiaries, related and affiliated companies thereof.

5.13 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without giving effect to provisions of conflicts of law thereto. Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

5.14 Severability. If any provision of this Agreement is determined to be prohibited, void or unenforceable in whole or in part, such void or unenforceable provision shall not affect or impair the validity of any other provision of this Agreement and shall be severable from this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.15 Independent Legal Advice. Each of the Vendors acknowledges that (i) he has been advised to seek independent legal counsel in respect of this Agreement and the other agreements and documents referred to herein and the matters contemplated herein. To the extent that any Vendor declines to receive independent legal counsel in respect of this Agreement, such Vendor hereby waives the right, should a dispute later develop, to rely on its lack of independent legal counsel to avoid its obligations, to seek indulgences from the other Parties hereto, or to otherwise attack, in whole or in part, the integrity of this Agreement and the documents related thereto.

5.16 Counterparts. This Agreement may be executed by the Parties in one or more counterparts by original or by facsimile, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.

                            [Signature Page Follows]

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

IN WITNESS WHEREOF the parties have duly executed this Agreement on the day and year first above written.

WIRELESS AGE                                                MMWAVE TECHNOLOGIES INC.
COMMUNICATIONS, INC.

By:  /s/ Gary Hokkanen                                      By: /s/ BRADLEY JOHN POULOS
     ---------------------------------------------------        ------------------------------
     Name: Gary Hokkanen                                        Name: BRADLEY JOHN POULOS
     Title: Chief Financial Officer                             Title: President

                                                  )
                                                  )
                                                  )     /s/ BRADLEY JOHN POULOS
------------------------------------------------- )     --------------------------------------
                                                  )
                                                  )     BRADLEY JOHN POULOS
------------------------------------------------- )     --------------------------------------
                                                  )
                                                  )
                                                  )     /s/ GLENN POULOS
------------------------------------------------- )     --------------------------------------
                                                  )
                                                  )     GLENN POULOS
------------------------------------------------- )     --------------------------------------
                                                  )
                                                  )
                                                  )     /s/ SYLVAIN LAFRENIERE
------------------------------------------------- )     --------------------------------------
                                                  )
                                                  )     SYLVAIN LAFRENIERE
------------------------------------------------- )     --------------------------------------
                                                  )
                                                  )
                                                  )     BRAD POULOS HOLDINGS INC.
------------------------------------------------- )     --------------------------------------
                                                  )
                                                  )     By: /s/ BRADLEY JOHN POULOS
------------------------------------------------- )     --------------------------------------
                                                  )
                                                  )     GLENN POULOS HOLDINGS INC.
------------------------------------------------- )     --------------------------------------
                                                  )
                                                  )
                                                  )     By: GLENN POULOS
------------------------------------------------- )     --------------------------------------
                                                  )
                                                  )
                                                  )     SYLVAIN LAFRENIERE HOLDINGS INC.
------------------------------------------------- )      -------------------------------------
                                                  )
                                                  )     By: SYLVAIN LAFRENIERE
                                                  )     --------------------------------------

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                                  SCHEDULE "A"

                                   DEFINITIONS

Where used in this Agreement and the recitals and any schedules hereto, each of the following words will have the following meanings:

(a) "Agreement" means this agreement, including the preamble and the schedules hereto, as it may from time to time be supplemented or amended in effect;

(b)   "Bulletin   Board"  means  the   Over-the-Counter   Bulletin   Board,   an
      over-the-counter securities market operated by the National Association of Securities Dealers.

(c) "Business Day" means a day other than a Saturday or Sunday, on which Canadian chartered banks are open for the transaction of domestic business in Toronto, Ontario and Regina, Saskatchewan;

(d)   "Canadian  Securities  Law" means the  securities  laws of any province or territory of Canada in which recipients of any shares issued or transferred under this Agreement may reside, and the regulations, rules and policies promulgated thereunder, both as amended from time to time.

(e) "Canadian Securities Regulators" means the securities commissions or other Governmental Authorities authorized to administer and enforce securities laws in any province or territory of Canada.

(f) "Claim" means any claims, demands, actions, causes of action, damages, losses, costs, fines, penalties, interest, liabilities and expenses, including, without limitation, reasonable legal fees and other expenses reasonably incurred in connection with any of the foregoing.

(g) "Closing" means the completion of the purchase of the Purchased Shares by Exchangeco in accordance with the terms and conditions of this Agreement.

(h) "Closing Date" means the date hereof, or such earlier or later date as the Parties may agree on.

(i) "Closing Time" means 2:00 p.m. (Toronto time) on the Closing Date, or such earlier or later time on the Closing Date as the Parties may agree to.

(j) "Company" means mmwave Technologies Inc., a corporation incorporated under the Canada Business Corporations Act.

(k) "Constating Documents" means (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person and (iii) any amendment to any of the foregoing.

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

(l) "Encumbrance" means any mortgage, charge, pledge, hypothecation, debenture, lien, security interest, encumbrance, claim, option, right of first refusal, community of property or restriction of any kind, including any restriction on the use, voting, transfer, receipt of income, or exercise of any other attribute of ownership, regardless of form and whether consensual or arising by operation of law.

(m) "Exchangeable Shares" means Class B Shares of Exchangeco bearing the rights, privileges and restrictions described in Schedule "A" to the Support Agreement.

(n)   "Exchangeco" means 1588102 Ontario Inc.

(o) "Governmental Authority" means any applicable Canadian or U.S. federal, provincial, state or municipal government, agency, ministry, commission, crown corporation, department, inspector, official or body of any kind exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

(p) "material" means, when used with respect to an obligation, contract, liability or any other matter, that the obligation, contract, liability or such other matter is of such a nature as to be substantially likely to be considered important to a reasonable investor in making an investment decision, including a decision to purchase, hold or sell securities of the Person in question.

(q) "Material Adverse Change" a material adverse change in or a material adverse effect on the businesses, assets, operations, results of operations or financial condition of a Person and its subsidiaries (if any) taken as a whole, provided that any adverse effects arising from or relating to the following matters (individually and in the aggregate) shall be excluded in determining whether such a material adverse effect has occurred: (i) general economic conditions or conditions (including conditions in financial markets) generally prevailing in the industry or market segment in which the corporate entity and its subsidiaries conduct their respective businesses, (ii) the announcement or pendency of the transactions contemplated in this Agreement or the closing or pendency of any transaction of the Parties which was publicly announced as of the date of this Agreement; and (iii) the taking by any Party of any action (or omission by any Party to take any action) at the request of or with the permission of the other Parties; provided, further, that a decline in the public trading price of WACI Shares shall not by itself constitute a Material Adverse Change.

(r) "Ordinary Course of Business", with respect to an action taken by a Person, means:

      (i) an action consistent with the past practices of such Person and taken in the ordinary course of the normal operations of such Person;

      (ii) an action not required to be authorized by the board of directors of such

            Person (or by any Person or group of Persons exercising similar authority) and not required to be specifically authorized by the parent company (if any) of such Person; and

      (iii) an action similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

(s) "Parties" means the parties to this Agreement and "Party" means any one of them.

(t) "Person" means any individual, corporation (including any non-profit corporation), body corporate, partnership, limited partnership, limited liability company, joint venture, society, association, trust, unincorporated organization, Governmental Authority or other entity, or any trustee, executor, administrator, or other legal representative.

(u) "Purchased Shares" means Class A Common shares of the Company held by the Vendors as set out in Schedule "B" hereto.

(v)   "SEC" means the U.S. Securities and Exchange Commission;

(w) "Support Agreement" means the exchangeable share support agreement to be entered into by WACI and Exchangeco on or before Closing.

(x)   "Tax Act" means the Income Tax Act (Canada), as amended from time to time.

(y) "U.S. Securities Law" means the United States Securities Act of 1933 and the United States Securities Exchange Act of 1934, the securities laws of any State of the United States of America, and the regulations, rules and policies promulgated thereunder, all as amended from time to time.

(z) "Voting and Exchange Agency Agreement" means the voting and exchange agency agreement to be entered into by WACI, Exchangeco and Segal - Talarico - Habib - Molot LLP on or before Closing.

(aa)  "WACI" means Wireless Age Communications, Inc.

(bb)  "WACI Shares" means shares in the common stock of WACI.

                                      # # #

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                                  SCHEDULE "B"

                                  SHAREHOLDINGS

---------------------------------------------------------------------------------------------
           Name of Shareholder              Number of               Number of Exchangeable
                                      Purchased Shares Held         Shares to be Received
---------------------------------------------------------------------------------------------
Bradley John Poulos                          380                            270,000
---------------------------------------------------------------------------------------------
Glenn Poulos                                 380                            270,000
---------------------------------------------------------------------------------------------
Sylvain Lafreniere                           380                            270,000
---------------------------------------------------------------------------------------------
Brad Poulos Holdings Inc.                  1,520                          1,080,000
---------------------------------------------------------------------------------------------
Glenn Poulos Holdings Inc.                 1,520                          1,080,000
---------------------------------------------------------------------------------------------
Sylvain Lafreniere Holdings Inc.           1,520                          1,080,000
---------------------------------------------------------------------------------------------
Tony Cutruzzola                                0                             25,000
---------------------------------------------------------------------------------------------
Lucy Cutruzzola                                0                             25,000
---------------------------------------------------------------------------------------------
Teresa Cutruzzola                              0                             10,000
---------------------------------------------------------------------------------------------
Joseph Cutruzzola                              0                             10,000
---------------------------------------------------------------------------------------------
2066292 Ontario Ltd.                           0                            380,000
---------------------------------------------------------------------------------------------
TOTAL                                      5,700                          4,500,000
---------------------------------------------------------------------------------------------

                                      # # #

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                                  SCHEDULE "C"

                              CONDITIONS OF CLOSING

1. Mutual Conditions of Closing. The Parties shall be obliged to complete the purchase and sale of the Purchased Shares only if each of the following conditions precedent have been satisfied in full at or before the Closing Time:

(a) Consents, Authorizations and Registrations - All consents, approvals, orders and authorizations of, from or notifications to any Persons or Governmental Authorities required (if any) in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Date.

(b) No Claims - There shall be no injunction or order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law.

2. Conditions for WACI's and Exchangeco's Benefit. WACI and Exchangeco shall not be obliged to complete the purchase of the Purchased Shares or the issuance of the WACI Shares and Exchangeable Shares unless each of the following conditions shall have been satisfied or waived on or before the Closing Time:

(a) Accuracy of Representations - The representations and warranties of the Vendors set forth in section 3.1 of this Agreement and Part 1 of Schedule "D" thereto shall be true and correct as of the Closing Time.

(b) Performance of Obligations - The Vendors shall have performed all of the obligations hereunder to be performed by him at or prior to the Closing, and shall not be in breach of any provision of this Agreement.

(c) No Material Changes - There shall have been no Material Adverse Change in the business, assets, liabilities, prospects, operations of the Company, and the Company shall not have sold or pledged any assets, issued any shares or entered into any transactions outside the Ordinary Course of Business.

(d) Waiver of Dividend Rights - Bradley John Poulos, Glenn Poulos, Brad Poulos Holdings Inc. and Glenn Poulos Holdings Inc. shall have waived their right to the dividend described in 3(e) below.

3. Conditions for the Vendors' Benefit. The Vendors shall not be obliged to complete the sale of the Purchased Shares unless each of the following conditions shall have been satisfied or waived on or before the Closing Time:

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

(a) Accuracy of Representations - The representations and warranties of WACI and Exchangeco set forth in sections 3.2 and 3.3 of this Agreement and Parts 2 and 3 of Schedule "D" thereto shall be true and correct as of the Closing Time.

(b) Performance of Obligations - WACI and Exchangeco shall have performed all of the obligations hereunder to be performed by them at or prior to the Closing, and shall not be in breach of any provision of this Agreement.

(c) Release of Guarantees - the bankers of the Company shall have delivered written releases of the guarantees given by certain of the Vendors pertaining to the Company's line of credit, such releases to be satisfactory in form and content to the Vendors.

(d) Reduction and Payment of Shareholders' Advances - The Company shall have acknowledged in writing its indebtedness to the Vendors in the aggregate amount of $602,293.45 and shall have repaid 50% of same on or prior to Closing. The Company shall further confirm that the balance of the indebtedness shall bear interest in accordance with the terms of the existing promissory notes and shall be repaid over the next twenty-four months in quarterly instalments of principal and interest.

(e) Declaration of Dividend - The Company shall have declared a dividend equal to five percent (5%) of the Company's profits in the fiscal year ending as of December 31, 2004, such dividend to be payable to the shareholders of record of the Company as of February 28, 2005 by no later than five days after the accountants of the Company complete the financial statements and file its tax returns for such fiscal year.

(f) Poulos Employment Agreements - WACI shall have entered into employment agreements (and an indemnity agreement for Bradley John Poulos) with each of Bradley John Poulos and Glenn Poulos, satisfactory in form and content to Bradley John Poulos and Glenn Poulos, respectively.

(g) WACI and its directors shall have executed and delivered to Bradley John Poulos a side letter undertaking agreement regarding his nomination and support as a director of WACI, satisfactory in form and content to Bradley John Poulos.


                                      # # #

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                                  SCHEDULE "D"

                         REPRESENTATIONS AND WARRANTIES

Part 1. Representations and Warranties of the Vendors. The Vendors hereby severally represent and warrant to Exchangeco and WACI as follows, and acknowledge that Exchangeco and WACI are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same:

(a) Capacity and Authority - If the Vendor is a corporation, the Vendor (i) has been duly formed and is a valid and subsisting corporation, (ii) has the necessary corporate capacity and authority to own the Purchased Shares, to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder, (iii) has taken all necessary corporate action in respect and (iv) the individual signing this Agreement on behalf of the Vendor has the authority to do so and to bind the Vendors by their signature. If the Vendor is a natural person, he or she has attained the age of majority, is legally competent and has the capacity to
      (i) own the Purchased Shares and (ii) execute this Agreement and to take all actions required pursuant thereto.

(b) Title to Purchased Shares - Each particular Vendor is the sole legal and beneficial owner of the Purchased Shares set out opposite its name in Schedule "B" hereto with good and marketable title thereto, free and clear of any Encumbrances.

(c) No Option - No Person has any agreement, warrant, option or right, or a right capable of becoming an agreement for, the purchase of the Purchased Shares, or the purchase of any other securities of the Company.

(d) Absence of Conflict - No Vendor is a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Purchased Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement. The consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of a Vendor (if not an individual), any court or administrative order or process, any agreement or instrument to which a Vendor is party or by which it is bound.

(e) Residence - Each Vendor is a resident, within the meaning of the Tax Act, of the jurisdiction set out under their name in Schedule "B" hereto.

(f) Binding Agreement - This Agreement constitutes a legal, valid and binding obligation of each Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

(g) Bankruptcy / Liquidation - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for a Vendor by the Vendor or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of a Vendor.

(h) Litigation - There are no judgements, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of a Vendor) commenced, pending or threatened against or relating to a Vendor which may result in the imposition of a Encumbrance on the Purchased Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement.

(i) Due Incorporation of the Company - The Company is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

(j) Share Capital of the Company - The only issued and outstanding shares of the Company are 5,700 Class A Common shares and the Purchased Shares are all validly issued and outstanding as fully paid and non-assessable shares.

(k) Shareholders of the Company - Schedule "B" hereto contains a complete and accurate list of each registered holder of issued and outstanding Purchased Shares and sets out the residence or principal place of business of each holder.

(l) Purchased Shares Validly Issued - The Purchased Shares have been validly issued and are outstanding as fully paid and non-assessable.

(m) EACH VENDOR: (I) ACKNOWLEDGES THAT INVESTMENT IN THE SECURITIES OF WACI IS HIGHLY SPECULATIVE AND INVOLVES A VERY HIGH DEGREE OF RISK AND SHOULD NOT BE MADE UNLESS THE VENDOR IS PREPARED TO, AND CAN AFFORD TO, LOSE THE ENTIRE INVESTMENT; (II) HAS SUFFICIENT KNOWLEDGE, SOPHISTICATION AND EXPERIENCE IN BUSINESS AND FINANCE TO CAPABLY EVALUATE INFORMATION CONCERNING WACI, (III) HAS HAD AN OPPORTUNITY TO REVIEW WACI'S PUBLICLY FILED REPORTS, AND TO ASK DETAILED QUESTIONS AND RECEIVE SATISFACTORY ANSWERS FROM REPRESENTATIVES OF WACI, (IV) HAS HAD ADEQUATE OPPORTUNITY TO REQUEST AND REVIEW ANY AND ALL OTHER DOCUMENTS INFORMATION RELEVANT TO VENDOR'S CONSIDERATION OF INVESTMENT IN THE WACI SECURITIES AND HAS OTHERWISE OBTAINED SUFFICIENT INFORMATION FROM WACI TO EVALUATE THE MERITS AND RISKS OF AN INVESTMENT IN WACI; (V) HAS INDEPENDENTLY CONSIDERED AND DISCUSSED SUCH PROSPECTIVE INVESTMENT WITH THE VENDOR'S BUSINESS,

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

      LEGAL, TAX AND FINANCIAL ADVISERS AS TO THE SUITABILITY OF SUCH INVESTMENT WITH RESPECT TO THE VENDOR'S PARTICULAR FINANCIAL SITUATION, AND (VI) ON THE BASIS OF THE FOREGOING, EACH VENDOR HAS DETERMINED THAT INVESTMENT IN THE SECURITIES OFFERED HEREBY IS A SUITABLE INVESTMENT.


Part 2. Representations and Warranties of WACI. WACI represents and warrants to the Vendors as follows and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same:

(a) Due Incorporation - WACI is a corporation duly incorporated and validly existing under the laws of the State of Nevada.

(b) Capacity and Authority - WACI has the power and capacity and good and sufficient right and authority to enter into this Agreement, the Support Agreement and the Voting and Exchange Agency Agreement on the terms and conditions herein set forth, to perform its obligations under this
      Agreement,  the  Support  Agreement  and the  Voting and  Exchange  Agency
      Agreement. The execution and delivery of this Agreement, the Support Agreement and the Voting and Exchange Agency Agreement and the completion of the transaction contemplated herein has been duly and validly authorized by all necessary corporate action on the part of WACI.

(c) Binding Agreement - This Agreement, the Support Agreement and the Voting and Exchange Agency Agreement constitute a legal, valid and binding obligation of WACI enforceable against WACI in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

(d) Absence of Conflict - WACI is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Purchased Shares or WACI Shares as a consequence of the execution and delivery of this Agreement, the Support Agreement and the Voting and
      Exchange Agency Agreement or the consummation of the transactions contemplated in this Agreement, the Support Agreement and the Voting and Exchange Agency Agreement. The consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of WACI, any court or administrative order or process, any agreement or instrument to which WACI is party or by which it is bound.

(e) Bankruptcy / Liquidation - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for WACI by WACI or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of WACI.

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

(f) Litigation - There are no judgements, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of WACI) commenced, pending or threatened against or relating to WACI which may result in the imposition of a Encumbrance on the Exchangeable Shares or the WACI Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement. To the knowledge of WACI, no director or officer of WACI, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of WACI, there is not pending or contemplated, any investigation by the SEC involving WACI or any current or former director or officer of WACI.

(g) Capitalization - The capitalization of WACI is as described in Schedule "D" Part II Disclosure Annex G attached hereto. WACI has not issued any capital stock other than set forth on such Disclosure Annex. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement and its Schedules. Except as a result of the purchase and sale of the Purchased Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any WACI Shares, or contracts, commitments, understandings or arrangements by which WACI is or may become bound to issue additional WACI Shares, or securities or rights convertible or exchangeable into shares of Common Stock, save as disclosed in WACI's most recent disclosure filings with the SEC. The issue of the WACI Shares upon exchange of the Exchangeable Shares will not obligate WACI to issue WACI Shares or other securities to any Person (other than each Vendor) and will not result in a right of any holder of WACI securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h)   SEC  Reports;  Financial  Statements - Except as set forth on Schedule "D"
      Part II Disclosure Annex H attached hereto, WACI has filed all reports required to be filed by it under U.S. Securities Law for the two years preceding the date hereof (or such shorter period as WACI was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of U.S. Securities Law and the rules and regulations of the SEC promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

      to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth on Disclosure Schedule H attached hereto, The financial statements of WACI included in the SEC
      Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.

(i) Listing and Maintenance Requirements - WACI has not, in the 12 months preceding the date hereof, received notice from any trading market on which the WACI Shares is or has been listed or quoted to the effect that WACI is not in compliance with the listing or maintenance requirements of such trading market. WACI is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

Part 3. Representations and Warranties of Exchangeco. Exchangeco and WACI jointly and severally represent and warrant to the Vendors as follows and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same:

(a) Due Incorporation - Exchangeco is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

(b) Capacity and Authority - Exchangeco has the power and capacity and good and sufficient right and authority to enter into this Agreement, Support Agreement and the Voting and Exchange Agency Agreement on the terms and conditions herein set forth, to perform its obligations under this Agreement, Support Agreement and the Voting and Exchange Agency Agreement. The execution and delivery of this Agreement, Support Agreement and the Voting and Exchange Agency Agreement and the completion of the transaction contemplated herein has been duly and validly authorized by all necessary corporate action on the part of Exchangeco.

(c) Binding Obligation - This Agreement, Support Agreement and the Voting and Exchange Agency Agreement have been duly executed and delivered by Exchangeco and constitute a valid and binding obligations on its part.

(d) Absence of Conflict - Exchangeco is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Exchangeable Shares as a consequence of the execution and delivery of this Agreement, Support Agreement and the Voting and Exchange Agency Agreement or the consummation of the transactions contemplated in this Agreement, Support Agreement and the Voting and Exchange Agency Agreement. Exchangeco's execution of this Agreement, Support Agreement and the Voting and Exchange Agency Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

      breach of, or constitute a default under the terms or conditions of any Constating Documents Exchangeco, any court or administrative order or process, any agreement or instrument to which Exchangeco is party or by which it is bound.

(e) Bankruptcy / Liquidation - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for Exchangeco by Exchangeco or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of Exchangeco.

(f) Litigation - There are no judgements, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of Exchangeco) commenced, pending or threatened against or relating to Exchangeco which may result in the imposition of a Encumbrance on the Exchangeable Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement.

                                      # # #

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                                  SCHEDULE "E"

                                SUPPORT AGREEMENT

                                   [Attached]

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                                  SCHEDULE "F"

                         REGISTRATION RIGHTS ALLOCATIONS

--------------------------------------------------------------------------------
           Name of Shareholder                          Number of Shares with
                                                         Registration Rights
--------------------------------------------------------------------------------
Bradley John Poulos                                             33,750
--------------------------------------------------------------------------------
Glenn Poulos                                                    62,500
--------------------------------------------------------------------------------
Sylvain Lafreniere                                             270,000
--------------------------------------------------------------------------------
Brad Poulos Holdings Inc.                                       33,750
--------------------------------------------------------------------------------
Glenn Poulos Holdings Inc.                                       5,000
--------------------------------------------------------------------------------
Sylvain Lafreniere Holdings Inc.                               405,000
--------------------------------------------------------------------------------
Tony Cutruzzola                                                 25,000
--------------------------------------------------------------------------------
Lucy Cutruzzola                                                 25,000
--------------------------------------------------------------------------------
Teresa Cutruzzola                                               10,000
--------------------------------------------------------------------------------
Joseph Cutruzzola                                               10,000
--------------------------------------------------------------------------------
2066292 Ontario Ltd.                                            20,000
--------------------------------------------------------------------------------
TOTAL                                                          900,000
--------------------------------------------------------------------------------

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                     SCHEDULE "D" PART II DISCLOSURE ANNEX G

                             CAPITALIZATION OF WACI

The number of authorized shares of Common Stock, $0.001 par value, is 100,000,000 shares. As of March 1, 2005, 23,831,046 shares of Common Stock are issued and outstanding and 24,014,379 shares of Common Stock would be deemed to be outstanding on a fully diluted basis giving effect to all warrants, options and other instruments exercisable or convertible into shares of Common Stock.

The number of authorized shares of Preferred stock, $0.001 par value, is 10,000,000 shares. No shares of Preferred Stock are issued or outstanding.

SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                                  SCHEDULE "G"

                      Voting And Exchange Agency Agreement

                                   [Attached]


                                      -1-